Encore Capital Group, Inc. Q4 2015 EARNINGS CALL Exhibit 99.1

PROPRIETARY 2 CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, earnings per share, and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its most recent report on Form 10-K, as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

PROPRIETARY 3 ENCORE UPDATE  Revenues, profits and deployments have all grown substantially over the past three years  While earnings growth over the period has been strong, compression in ROIC has occurred  Going forward, we will focus less on large platform acquisitions  EPS and ROIC should rise in tandem  We are divesting Propel as we see more opportunities for higher returns in the U.S. and around the world  Propel sale expected to provide liquidity, debt reduction, lower leverage and ROIC improvement

PROPRIETARY 4 ENCORE DELIVERED ECONOMIC EPS GROWTH OF 12% IN THE FOURTH QUARTER Economic EPS** $1.31 GAAP Loss per Share* ($0.04) GAAP Net Loss* ($1) million Adjusted Income** $34 million Estimated Remaining Collections of $5.7 billion * Attributable to Encore ** Please refer to appendix for reconciliation of Economic EPS, Adjusted EBITDA, and Adjusted income to GAAP *** Cost-to-Collect = Adjusted operating expenses / dollars collected. See appendix for reconciliation of Adjusted operating expenses to GAAP. Adjusted EBITDA** $248 million Collections $417 million Cost-to-Collect*** 41.5%

PROPRIETARY 5 ENCORE DELIVERED ECONOMIC EPS GROWTH OF 14% IN 2015 Economic EPS** $5.15 GAAP EPS* $1.69 GAAP Net Income* $45 million Adjusted Income** $134 million Estimated Remaining Collections of $5.7 billion * From continuing operations attributable to Encore ** Please refer to appendix for reconciliation of Economic EPS, Adjusted EBITDA, and Adjusted income to GAAP *** Cost-to-Collect = Adjusted operating expenses / dollars collected. See appendix for reconciliation of Adjusted operating expenses to GAAP. Adjusted EBITDA** $1.06 billion Collections $1.70 billion Cost-to-Collect*** 39.2%

PROPRIETARY 6 Q4 AND 2015 DEPLOYMENTS REFLECT A DIVERSE GLOBAL BUSINESS Q4-2015 Deployments 2015 Deployments $M United States $200 Europe $69 Other $76 Total $1,243 Total $345 United States $726 Europe $424 Other $94 Includes $52M for Propel tax liens Includes $220M for Propel tax liens

PROPRIETARY 7  Increased revenues 23% in Q4 of 2015 compared to Q4 of 2014  Increased revenues 22% in 2015 compared to 2014  Increased collections 14% in Q4 of 2015 compared to Q4 of 2014  Increased collections 18% in 2015 compared to 2014  Deployed $400 million of capital in 2015  ERC at the end of 2015 was $2.7 billion  Cabot contributed $1.20 of Economic EPS to Encore earnings in 2015 Cabot Update CABOT CONTINUES TO IMPROVE ITS POSITION AS THE LEADER IN THE U.K. DEBT RECOVERY MARKET

PROPRIETARY 8  Propel is a good business that has grown assets, revenues and profits as part of Encore  With our expansion into new global markets and improving returns in the U.S., Encore now has more attractive opportunities to deploy capital at higher returns to improve overall ROIC  Achieving adequate returns on tax lien investments requires high levels of leverage, which is not consistent with our longer term goal of deleveraging our balance sheet  Propel sale expected to eliminate $230M+ of debt from Encore’s balance sheet and improve debt ratios  After-tax cash proceeds expected to be in excess of $150M  Non-cash goodwill impairment charge of $49M taken by Encore in Q4 Propel Sale Transaction SALE OF PROPEL IMPROVES OVERALL RETURNS, ELIMINATES DEBT, IMPROVES LEVERAGE AND GENERATES CASH

PROPRIETARY 9 THE DIVESTITURE OF PROPEL REDUCES ENCORE’S LEVERAGE Debt and Debt Ratios1 at December 31, 2015 Although we fully consolidate Cabot’s debt on our balance sheet, their debt is non-recourse to Encore, despite our 43% economic interest Encore With Cabot, With Propel With Cabot, Without Propel Without Cabot, Without Propel Total Debt $2.995 B $2.614 B2 $1.148 B2 Total Debt / Adjusted EBITDA 2.83x 2.50x 1.57x Total Debt / Equity 5.02x 4.38x 1.92x 1) Preferred equity certificates treated as equity. 2) Assumes $150M in Propel sale proceeds used to retire additional debt.

10 Detailed Financial Discussion

PROPRIETARY 11 Q4 COLLECTIONS REFLECT STEADY EXECUTION AND GROWTH Collections by Geography 0 100 200 300 400 500 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 Q1 Q2 Q3 Q4 Collection Sites Legal Collections Collection Agencies $M 0 100 200 300 400 500 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 Q1 Q2 Q3 Q4 United States Europe Other 417 425 437 421 394 397 409 407 $M Collections by Channel 417 425 437 421 394 397 409 407

PROPRIETARY 12 2015 COLLECTIONS REFLECT SOLID GROWTH OUTSIDE OF THE UNITED STATES Collections by Geography 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2012 2013 2014 2015 United States Europe Other 948 1,280 1,607 $M 1,701

PROPRIETARY SOLID COLLECTIONS GROWTH LED TO IMPROVED CASH FLOWS 13 * Please refer to Appendix for reconciliation of Adjusted EBITDA to GAAP $M Quarterly Adjusted EBITDA* Annual Adjusted EBITDA* 250 266 256 277 252 268 241 248 0 50 100 150 200 250 300 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 Q1 Q2 Q3 Q4 577 784 999 1,060 0 200 400 600 800 1,000 1,200 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 $M $M

PROPRIETARY OUR QUARTERLY REVENUE GROWTH WAS DRIVEN BY STRONG PERFORMANCE ABROAD Revenue by Geography 14 0 50 100 150 200 250 300 350 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 Q1 Q2 Q3 Q4 United States Europe Other $M 298 286 290 288 277 254 269 273

PROPRIETARY OUR REVENUE GROWTH IN 2015 WAS DRIVEN LARGELY BY OUR EXPANSION OUTSIDE THE UNITED STATES Revenue by Geography 15 $M 0 200 400 600 800 1,000 1,200 2012 2013 2014 2015 United States Europe Other $M 557 773 1,073 1,162

PROPRIETARY COST-TO-COLLECT REMAINS STABLE, EVEN AS WE CONTINUE TO INVEST IN COMPLIANCE AND OPPORTUNITIES TO IMPROVE NPV 16 Overall Cost-to-Collect* 38% 39% 38% 38% 39% 39% 40% 41% 30% 35% 40% 45% 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 Q1 Q2 Q3 Q4 ⃰ Cost-to-Collect = Adjusted operating expenses / dollars collected. See appendix for reconciliation of Adjusted operating expenses to GAAP. Location Q4 2015 CTC Q4 2014 CTC United States 43.9% 44.5% Europe 36.7% 27.8% Other 37.5% 30.7% Encore total 41.5% 39.8% Location FY 2015 CTC FY 2014 CTC United States 42.0% 41.7% Europe 33.0% 29.3% Other 32.9% 30.2% Encore total 39.2% 38.6%

PROPRIETARY 17 OUR ERC GREW OVER $500 MILLION IN THE LAST YEAR Total Estimated Remaining Collections 0 1,000 2,000 3,000 4,000 5,000 6,000 2012 2013 2014 2015 United States Europe Other 1,967 3,990 5,203 $M 5,711

PROPRIETARY ENCORE DELIVERED ECONOMIC EPS OF $1.31 IN Q4 18 * Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP $1.20 $1.30 $1.31 $0.07 $0.07 ($0.10) $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 Net loss per diluted share attributable to Encore Goodwill impairment, net of tax Net non-cash interest and issuance cost amortization, net of tax Acquisition, integration and restructuring related fees, net of tax Adjusted income per diluted share attributable to Encore - (Accounting)* Adjusted Income Attributable to Encore - (Economic)* ($0.04) Less ~300K shares which are reflected in Adjusted EPS, but will not be issued

PROPRIETARY ENCORE DELIVERED RECORD ECONOMIC EPS OF $5.15 IN 2015 19 * Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP $1.69 $0.30 $5.02 $5.15 $1.60 $0.26 $1.17 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 Net income per diluted share attributable to Encore CFPB/Regulatory one-time charges, net of tax Impairment charge for goodwill, net of tax Net non-cash interest and issuance cost amortization, net of tax Acquisition, integration and restructuring related fees, net of tax Adjusted income per diluted share attributable to Encore - (Accounting)* Adjusted Income Attributable to Encore - (Economic)* Less ~700K shares which are reflected in Adjusted EPS, but will not be issued

PROPRIETARY SUMMARY AND OUTLOOK Solid Start to 2016 • We have already secured $270 million in forward flow commitments for the U.S. market in 2016 Expansion Markets Are Healthy • Our businesses in our expansion markets, especially in Latin America, are demonstrating attractive after-tax IRR’s Higher U.S. Investment IRR’s • Committed U.S. forward flows are expected to generate investment returns 15% higher than in 2015 ROIC to Increase • Our overall return on invested capital for the company is expected to rise • We will focus less on large platform acquisitions going forward • Propel divestiture allows us to deploy more capital at higher returns 20

21 Q&A

22 Appendix

PROPRIETARY 23 NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The Company has included information concerning Adjusted EBITDA because management utilizes this information, which is materially similar to a financial measure contained in covenants used in the Company's revolving credit facility, in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning Adjusted Operating Expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. The Company has included Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share (also referred to as Economic EPS when adjusted for certain shares associated with our convertible notes that will not be issued but are reflected in the fully diluted share count for accounting purposes) because management uses these measures to assess operating performance, in order highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. Adjusted EBITDA, Adjusted Operating Expenses, Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share/Economic EPS have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

PROPRIETARY 24 RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS (Unaudited, In Thousands, except per share amounts), Three Months Ended December 31, 2015 2014 $ Per Diluted Share – Accounting Per Diluted Share – Economic* $ Per Diluted Share – Accounting Per Diluted Share – Economic* GAAP net (loss) income from continuing operations attributable to Encore, as reported $ (988) $ (0.04) $ (0.04) $ 28,262 $ 1.04 $ 1.08 Adjustments: Convertible notes non-cash interest and issuance cost amortization, net of tax 1,790 0.07 0.07 1,655 0.06 0.06 Acquisition, integration and restructuring related expenses, net of tax 1,753 0.07 0.07 703 0.02 0.03 Goodwill impairment, net of tax 31,187 1.20 1.21 - - - Adjusted income from continuing operations attributable to Encore $ 33,742 $ 1.30 $ 1.31 $ 30,620 $ 1.12 $ 1.17 * Economic EPS for the three months ended December 31, 2015 and December 31, 2014 excludes approximately 0.3 million and 1.0 million shares, respectively, issuable upon the conversion of the company’s convertible senior notes that are included for accounting purposes but will not be issued due to certain hedge and warrant transactions.

RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS

Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS (Unaudited, In Thousands, except per share amounts), Twelve Months Ended

	December 31,					
	2015			2014		
	$	Per Diluted Share – Accounting	Per Diluted Share – Economic*	$	Per Diluted Share – Accounting	Per Diluted Share – Economic
GAAP net income from continuing operations attributable to Encore, as reported	$ 45,135	$ 1.69	$ 1.74	$ 105,338	$ 3.83	$ 3.99
Adjustments:						
Convertible notes non-cash interest and issuance cost amortization, net of tax	6,896	0.26	0.26	6,413	0.23	0.24
CFPB/regulatory one-time charges, net of tax	42,554	1.60	1.64	-	-	-
Acquisition, integration and restructuring related expenses, net of tax	8,063	0.30	0.31	9,898	0.36	0.37
Goodwill impairment, net of tax	31,187	1.17	1.20	-	-	-
Net effect of non-recurring tax adjustments	-	-	-	(2,291)	(0.08)	(0.08)
Adjusted Income from continuing operations attributable to Encore	**$ 133,835**	**$ 5.02**	**$ 5.15**	**$ 119,358**	**$ 4.34**	**$ 4.52**

* Economic EPS for the twelve months ended December 31, 2015 and December 31, 2014 excludes approximately 0.7 million and 1.1 million shares, respectively, issuable upon the conversion of the company's convertible senior notes that are included for accounting purposes but will not be issued due to certain hedge and warrant transactions.

encore CAPITAL GROUP
PROPRIETARY
25

PROPRIETARY Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended 3/31/14 6/30/14 9/30/14 12/31/14 3/31/15 6/30/15 9/30/15 12/31/15 GAAP net income, as reported $ 18,830 $ 21,353 $ 30,138 $ 27,957 $ 29,967 $ 25,185 ($ 9,364) $ 1,596 Loss from discontinued operations, net of tax --- --- --- 1,612 --- --- --- --- Interest expense 37,962 43,218 43,498 42,264 42,303 46,250 47,816 50,187 (Benefit) provision for income taxes 11,742 14,010 10,154 16,819 15,883 15,964 (4,887) (13,363) Depreciation and amortization 6,117 6,829 6,933 8,070 8,350 8,084 8,235 9,276 Amount applied to principal on receivable portfolios 159,106 161,048 155,435 139,075 160,961 167,024 156,229 144,075 Stock-based compensation expense 4,836 4,715 4,009 3,621 5,905 6,198 5,156 4,749 CFPB / Regulatory one-time charges --- --- --- --- --- --- 63,019 --- Acquisition, integration and restructuring related expenses 11,081 4,645 1,622 1,951 2,772 7,900 2,246 2,635 Goodwill impairment --- --- --- --- --- --- --- 49,277 Adjusted EBITDA $ 249,674 $ 255,818 $ 251,789 $ 241,369 $ 266,141 $ 276,605 $ 268,450 $248,432 RECONCILIATION OF ADJUSTED EBITDA 26

PROPRIETARY Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Twelve Months Ended 12/31/12 12/31/13 12/31/14 12/31/15 GAAP net income, as reported $ 69,477 $ 73,740 $ 98,278 $ 47,384 Loss from discontinued operations, net of tax 9,094 1,740 1,612 --- Interest expense 25,564 73,269 166,942 186,556 Provision for income taxes 51,754 45,388 52,725 13,597 Depreciation and amortization 5,840 13,547 27,949 33,945 Amount applied to principal on receivable portfolios 402,594 534,654 614,665 628,289 Stock-based compensation expense 8,794 12,649 17,181 22,008 CFPB / Regulatory one-time charges --- --- --- 63,019 Acquisition, integration and restructuring related expenses 4,263 29,321 19,299 15,553 Goodwill impairment --- --- --- 49,277 Adjusted EBITDA $ 577,380 $ 784,308 $ 998,651 $ 1,059,628 RECONCILIATION OF ADJUSTED EBITDA 27

PROPRIETARY Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses (Unaudited, In $ Thousands) Three Months Ended RECONCILIATION OF ADJUSTED OPERATING EXPENSES 3/31/14 6/30/14 9/30/14 12/31/14 3/31/15 6/30/15 9/30/15 12/31/15 GAAP total operating expenses, as reported $ 185,472 $ 190,689 $ 188,960 $ 188,224 $ 199,627 $ 203,352 $ 253,307 $ 259,984 Adjustments: Stock-based compensation expense (4,836) (4,715) (4,009) (3,621) (5,905) (6,198) (5,156) (4,749) Operating expense related to other operating segments (19,832) (26,409) (25,058) (25,866) (26,349) (24,928) (25,946) (79,857) Operating expense related to CFPB / regulatory one-time charges --- --- --- --- --- --- (54,697) --- Acquisition, integration and restructuring related expenses (11,081) (4,645) (1,622) (1,951) (2,772) (7,900) (2,246) (2,635) Adjusted Operating Expenses $ 149,723 $ 154,920 $ 158,271 $ 156,786 $ 164,601 $ 164,326 $ 165,262 $ 172,743 28

PROPRIETARY (Unaudited, In Thousands, except per share amounts) IMPACT OF FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES Three Months Ended 12/31/15 As Reported Constant Currency Revenue $ 297,757 $ 307,045 Operating expenses $ 259,984 $ 266,542 Net income attributable to Encore $ (988) $ 173 Adjusted net income attributable to Encore $ 33,742 $ 34,925 GAAP EPS $ (0.04) $ 0.01 Economic EPS $ 1.31 $ 1.36 Collections $ 416,577 $ 427,718 ERC $ 5,711,340 $ 5,927,779 29 Year Ended 12/31/15 As Reported Constant Currency Revenue $ 1,161,572 $ 1,205,157 Operating expenses $ 916,270 $ 944,361 Net income attributable to Encore $ 45,135 $ 50,115 Adjusted net income attributable to Encore $ 133,835 $ 139,137 GAAP EPS $ 1.69 $ 1.88 Economic EPS $ 5.15 $ 5.36 Collections $ 1,700,725 $ 1,754,476 ERC $ 5,711,340 $ 5,927,779